Financial Strength



Who we are

- 22-state super-regional
- High tech, high touch business model
- Partner of choice – 960 independent agents
- $1.4B NPW
  - 84% commercial lines
  - 16% personal lines
- History of financial strength



MN
WI
MI
MI
NY
MA
CT
RI
IA
IL
IN
OH
PA
NJ
MD
DE
MO
KY
VA
NC
TN
SC
GA

Rated A+ by A.M. Best for 48 years

A Foundation of Financial Strength

- Economic impact on growth
- Re-balanced investment portfolio
- Disciplined reserving practices
- Strong reinsurance program
- Enterprise risk management


SELECTIVE
Response is everything
www.selective.com
NASDAQ

Selective: A Growth Company



$ in millions
Net Premium Written
1,800
1,600
1,400
1,200
1,000
800
600
400
$22M
$73M
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Audit & endorsement return premium

High Quality Investment Portfolio

- Average "AA+" bond quality
- Approximately 3.3 year average duration, including short-term & cash
- Rebalanced to address market risks
- Market-to-amortized cost on the fixed income portfolio improved to 101.8%
- Equities and alternative investments down to 6% of invested assets



$3.8B Invested Assets
December 31, 2009
Bonds
88%
Equities
2%
Alternative
Investments
4%
Short-Term
6%

Disciplined Reserving Practices
Actuarial Reserve Ranges



Statutory Net Loss & LAE Reserves ($M)
2,800
2,600
2,400
2,200
2,000
1,800
1,600
Carried $2,472M
54.8%
$84
$102
56.9%
$85
$112
57.5%
$99
$135
53.9%
$128
$150
54.9%
$134
$162
2005
2006
2007
2008
2009

	2005	2006	2007	2008	2009
Calendar Year Reserve Development (p/t)	($5M)	$7M	$16M	$18M	$29M
Loss Ratio (pts)	(0.4)	0.5	1.0	1.2	2.0

Strong Natural Catastrophe Reinsurance Program



% of Equity at Risk
14%
12%
10%
8%
6%
4%
2%
0%
RMS Model
9.0 Historic
9.0 Stochastic
4%
4%
8%
11%
1% Probability
0.4% Probability

CAT cover: $310M in excess of $40M

Percentages are net of tax, reinsurance and reinstatement premium.
RMS data as of 7/09; Equity data as of 12/31/09.

SELECTIVE®
Response is everything.

Surplus Position



($ in millions)
1,050
1,000
950
900
850
800
$931
$1,030
$1,034
$884
$982
2005
2006
2007
2008
2009

Enterprise Risk Management



Corporate Risk
Asset Risk
Insurance Risk
Credit Risk
• Investments
• Pension Assets
• Reinsurers
• Other Receivables
Market Risk
•Alternatives
•Equities
•Interest rate risk
-including pension assets
Adverse Development
• Actuarial Deviation
• Reserve uncertainty
Underwriting Risk
• Loss due to premium insufficiency
• Changes in Premium Volume
• Changes in Terms & Conditions
• Competitive Pressures
CAT Risk
• Natural Cat Losses
• Terrorism Losses
• Other Cat Losses
Other Risks (operational)
• Change in historical practices
• External events
• Fraud

2010 Statutory Combined Ratio Guidance


100%
100.5%
2.0
1.0
103.5%
(2.6)
(1.8)
2.4
101.5%
2009 Calendar Year
Favorable Development
Normalize Cats
2009 Run Rate
Pricing & modeling
Claims & Expense Initiatives
Loss Trends
2010 Guidance



Competitively Positioned for the Market Turn

SELECTIVE®
Response is everything.

Industry Has a Long History of Few Profitable Years

P&C Commercial Combined Ratios, 1988-2009E


C/R %
125
120
115
110
105
100
95
90
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09E
Selective
Industry

U.S. Industry vs. Insurance Industry ROE


ROE %
18
16
14
12
10
8
6
4
2
0
-2
'88
'89
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
09E
U.S. Industry
Insurance Industry

Source: III & A.M. Best

SELECTIVE®
Response is everything.

Commercial Lines: Is the Market Ready to Turn?

Factor	This Signals...
Reckless Competitors →	Soft Market
Pressure from Customers →	Soft Market
Decline in Investment Yields →	Hard Market
Decline in Surplus →	Hard Market
Reserve Releases →	Soft Market

Pricing must move higher

2009 Industry Reserve Releases


2009 Sep YTD Prior Period Development
Points on the C/R
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
-8.0
-6.4
-7.0
-5.6
-4.7
-5.5
-4.7
Primary Specialty
Regional
Large Primary CL
2008
2009

Commercial Lines Industry Pricing Indices



4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
4Q:08
1Q:09
2Q:09
3Q:09
4Q:09
-2.8%
-3.1%
-6.4%
-9.0%
-0.6%
-0.5%
-5.1%
-8.0%
0.5%
-1.1%
-4.9%
-6.3%
0.3%
-2.2%
-5.8%
-5.0%
-3.0%
-6.0%
-4.7%
CLIPS
Advisen ADVx
CIAB
MarketScout

What's the value of relationships?

Selective's Commercial Lines Pricing Success


4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-3.0%
-0.8%
0.6%
1.5%
2.7%
3.5%
4Q:08
1Q:09
2Q:09
3Q:09
4Q:09
Jan:10
Selective
CLIPS
Advisen ADVx
CIAB
MarketScout

SELECTIVE®
Response is everything.

Granular Pricing Capabilities



Selective Pricing by Diamond
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
4Q:08
1Q:09
2Q:09
3Q:09
4Q:09
-0.3%
2.8%
6.5%
7.6%
10.3%
-2.1%
-0.2%
1.6%
1.6%
3.8%
-2.9%
-1.6%
-0.6%
0.3%
0.9%
1&2 Diamond
3 Diamond
4&5 Diamond

SELECTIVE®
Response is everything.

Retaining our Best Commercial Business



95%
90%
85%
80%
75%
70%
90%
85%
77%
1 & 2 Diamond
3 Diamond
4 & 5 Diamond

Retention at point of renewal as of December 31, 2009

Commercial Lines Growth Opportunity

State	Current Share of Wallet	Most Recent Agency Commercial Lines Premium Volume ($M)
NJ	12.5%	2,209
MD	8.6	1,054
RI	8.0	257
PA	8.8	2,011
NY	7.4	2,014
NC	9.7	448
VA	11.8	800
All other	4.4	7,823
Total	7.2	16,616

18% Share of Wallet Results in $3.0 Billion DPW

- Added over 200 agents in 2008-2009
- Tennessee and Massachusetts expansion provides $8.5B CL potential

*Includes agents appointed in 2007 and prior; Premium year end 2009

Commercial Lines Quality Improvement



Percent of Total New Premium Diamond Distribution
WC, BOP, CPP, CA
Pre-Modeling
2008
2009
Percent of Total DPW
70%
60%
50%
40%
30%
20%
10%
0%
53%
59%
66%
30%
29%
26%
17%
12%
8%
5 & 4 Diamond
3 Diamond
2 & 1 Diamond

For lines < $50,000

Commercial Lines Diversification



SBU DPW % of C/L
3-Year Accident Combined Ratio
50
45
40
35
30
25
20
15
10
5
0
105%
95%
85%
75%
65%
100.2%
94.6%
92.6%
93.5%
Contractors
Merc/Serv
Manufacturing
Specialty
2008
2009
3-Year Accident C/R

Further diversification results in lower combined ratio

Personal Lines Improvement Plan

Independent agents control 35% of market

- 13-state footprint opportunity – $900 million
- Underwriting and automation improvements reduced operating costs and increased data quality

In-force Rate and Premium			
($ in millions)	Blended In-force Rate	Potential Premium Based on In-force Book	New Business DPW
2008	7.1%	$15	$43
2009	3.1%	$7	$55
2010E	6.0%	$14	--

Personal Lines Improvement Plan

- Statutory Combined Ratio including flood
  - 2009: 104.4%
  - 2010E: 100.0%
- Average insurance scores improving or stable



770
760
750
740
730
720
743
752
759
737
742
742
Auto
Home
2007
2008
2009

Focus on Long-Term Outperformance

SELECTIVE®

Long-Term Shareholder Value Creation



$22
$18
$14
$10
$6
Per Share
$0.30
$11.46
$0.30
$11.58
$0.30
$12.26
$0.31
$13.74
$0.35
$15.79
$0.40
$17.34
$0.44
$18.81
$0.49
$19.81
$0.52
$16.84
$0.52
$18.83
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Book Value
Dividends

SELECTIVE®
Response is everything.

Long-Term Shareholder Value Creation



25
20
15
10
5
0
Per Share
1.7
1.5
1.3
1.1
0.9
0.7
0.5
Price-to-Book (x)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1.06
0.94
1.03
1.18
1.40
1.53
1.52
1.16
1.36
0.87
Book Value
Price/Book (x)

SELECTIVE®
Response is everything.

Financial Highlights 2005 –2009

	2009	2008	2007	2006	2005
NPW Growth	(4.7)%	(4.5)%	1.4%	5.3%	6.9%
Operating EPS	$1.39	$1.43	$2.16	$2.23	$2.15
Net income per share	$0.68	$0.82	$2.59	$2.65	$2.35
Dividend per Share	$0.52	$0.52	$0.49	$0.44	$0.40
Book Value	$18.83	$16.84	$19.81	$18.81	$17.34
Return on Equity	4.7%	4.5%	13.6%	15.9%	15.9%
Operating Return on Equity	7.9%	7.8%	11.3%	13.3%	14.5%
Statutory Combined Ratio - Total	100.5%	99.2%	97.5%	95.4%	94.6%
- Commercial Lines	99.8%	98.5%	95.9%	95.0%	93.6%
- Personal Lines	104.4%	103.7%	107.9%	98.2%	100.6%
GAAP Combined Ratio - Total	99.8%	100.0%	98.0%	95.3%	94.3%
- Commercial Lines	98.8%	99.2%	96.5%	94.9%	93.6%
- Personal Lines	105.6%	105.1%	107.7%	97.8%	98.5%

SELECTIVE®

Alternative Investment Strategies



Market
Remaining commitment
Market Values of $138M and Remaining Commitment of $103M
at December 31, 2009
Mezzanine Financing
20
29
($1.5M)
Secondary Private Equity
21
25
($4.5M)
Energy/Power Generation
33
11
($1.8M)
Private Equity
22
18
($2.1M)
Real Estate
17
14
($12.3M)
Distressed Debt
19
5
$1.0M
Venture Capital
6
2
($0.5M)
0
10
20
30
40
50
60
($20.5M)
($8.9M)
$2.7M
$5.0M
($21.7M)

SELECTIVE®

Net Operating Cash Flow



($ in millions)
440
390
340
290
240
190
140
90
40
407
393
386
241
228
2005
2006
2007
2008
2009

SELECTIVE®

Investment Income – After-tax


($ in millions)
140
130
120
110
100
90
80
70
60
50
40
105
121
134
105
96
2005
2006
2007
2008
2009

SELECTIVE®

Commercial Lines Profitability


Statutory Combined Ratios
%
110
105
100
95
90
85
108.2
0.9
107.3
104.5
0.4
104.1
102.2
1.1
101.1
100.9
2.4
98.5
95.4
1.5
93.9
93.6
0.3
93.3
95.0
1.2
93.8
95.9
0.9
95.0
98.5
2.1
96.4
99.8
0.5
99.3
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Impact of Catastrophe
Combined Ratio Excluding Cats

SELECTIVE®

Insurance Operations Productivity



($ in 000s)
NWP per employee
Expense ratio
%
900
800
700
600
500
35
32.5
30
27.5
694
789
829
827
797
797
766
2003
2004
2005
2006
2007
2008
2009

SELECTIVE®

Commercial Lines Premium by Line of Business
2009 Net Premium Written



Bonds / Other
2%
BOP
5%
Fire/IM
17%
Auto
25%
Workers' compensation
21%
General Liability
30%

SELECTIVE®

Premium by Strategic Business Unit
2009 Direct Premium Written


Spec Programs
21%
Bonds
1%
Contractors
38%
Mfg/ Dist Serv
16%
Merc/Serv
24%

SELECTIVE®